UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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RF INDUSTRIES, LTD.
(Name of Registrant as Specified in its Charter)

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RF INDUSTRIES, LTD.
7610 Miramar Road
San Diego, California 92126

NOTICE IS HEREBY GIVEN THAT THE ANNUAL MEETING OF STOCKHOLDERS
WILL BE HELD ON NOVEMBER 4, 2011

An Annual Meeting of Stockholders of RF Industries, Ltd., a Nevada corporation (the “Company”), will be held at the offices of TroyGould PC, 1801 Century Park East, 16th Floor, Los Angeles, California on Friday, November 4, 2011, at 9:00 a.m., for the following purposes:

1.	To elect six directors of the Company who shall serve until the 2012 Annual Meeting of Stockholders (and until the election and qualification of their successors).

2.	To amend the Company’s Articles of Incorporation to decrease the number of the Company’s authorized shares of common stock from 200,000,000 shares to 20,000,000 shares.

3.	To amend the Company’s Articles of Incorporation to delete Article XI, the provision requiring stockholders, when voting their shares of common stock, to allocate their votes among director nominees.

4.	To ratify the selection of J.H. Cohn LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2011.

5.	To transact such other business as may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

The Board of Directors has fixed the close of business on September 16, 2011 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders or any adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting of Stockholders in person.  Regardless of whether you plan to attend the meeting, please sign and date the enclosed Proxy and return it promptly in the accompanying envelope, postage for which has been provided if mailed in the United States.  The prompt return of Proxies will ensure a quorum and save the Company the expense of further solicitation.  Any stockholder returning the enclosed Proxy may revoke it prior to its exercise by voting in person at the meeting or by filing with the Secretary of the Company a written revocation or a duly executed Proxy bearing a later date.

By Order of the Board of Directors

James Doss,
President and Corporate Secretary

San Diego, California
September 22, 2011

RF INDUSTRIES, LTD.
7610 Miramar Road
San Diego, California 92126

PROXY STATEMENT

General

The enclosed Proxy is solicited on behalf of the Board of Directors of RF Industries, Ltd., a Nevada corporation (the “Company”), for use at the Annual Meeting of Stockholders (“Annual Meeting”) to be held on Friday, November 4, 2011, at 9:00 a.m., or at any adjournment or postponement thereof.  The Annual Meeting will be held at the offices of TroyGould PC, 1801 Century Park East, 16th Floor, Los Angeles, California.  The Company mailed this Proxy Statement and the accompanying Proxy and Annual Report to all stockholders entitled to vote at the Annual Meeting on or about September 22, 2011.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON NOVEMBER 4, 2011

The Company’s Notice of Annual Meeting, this proxy statement, the proxy card, and our Annual Report for the fiscal year ended October 31, 2010 are available on the Internet at http://www.vfnotice.com/rfindustries/ and on our website at www.rfindustries.com under “Investor Information.”

Voting

Only stockholders of record at the close of business on September 16, 2011, will be entitled to notice of and to vote at the Annual Meeting.  On September 16, 2011, there were 7,136,056 shares of Common Stock outstanding.

On each matter properly presented and submitted to a vote at the Annual Meeting, each share will have one vote for shares represented at the Annual Meeting (in person or by proxy) and entitled to vote. Shares represented by proxies that reflect abstentions or broker non-votes (that is, shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.  Abstentions will be counted towards the tabulation of votes cast on matters properly presented to the stockholders (except the election of directors) and will have the same effect as negative votes.  Broker non-votes will not be counted as votes cast and, therefore, will have no effect on the outcome of the matters presented at the Annual Meeting.  If the enclosed proxy is properly executed and returned to, and received by, the Company prior to voting at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon.  In the absence of specific voting instructions, the shares will be voted in accordance with the recommendations of the Board (i.e. “FOR” (i) all of the nominees listed in this Proxy Statement, (ii) the amendment of the Company’s Articles of Incorporation to decrease the number of the Company’s authorized shares of common stock from 200,000,000 shares to 20,000,000 shares, (iii) the amendment to the Company’s Articles of Incorporation to delete the provision requiring stockholders to allocate their votes among director nominees, and (iv) the ratification of the re-appointment of J.H. Cohn LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2011). Assuming that a quorum is present, the affirmative vote of a majority of the shares of common stock present or represented by proxy at the Annual Meeting and entitled to vote will be required to ratify the appointment of the independent registered public accounting firm.  To amend the Articles of Incorporation to decrease the number of authorized shares and to delete the vote allocation provisions, the affirmative vote of a majority of our outstanding shares of common stock will be required.

With regard to the election of directors, the six nominees receiving the greatest number of votes cast will be elected provided a quorum is present.  The Company is incorporated in Nevada, and is not required by Nevada corporation law or its Articles of Incorporation to permit cumulative voting in the election of directors.  However, as further described in “Proposal 3: Approval Of Amendment To Articles Of Certificate Of Incorporation To Delete Vote Allocation Provision” below, stockholders currently have the right to allocate their votes among some or all of the directors.  Article XI of the Company’s Articles of Incorporation currently provides that each stockholder may cast as many votes as equals the number of shares of common stock owned, and that such votes may be allocated to one or more directors.  This provision does not constitute cumulative voting as defined by the Nevada Revised Statutes (“NRS”) that govern Nevada corporations.  Therefore, a stockholder who holds 100 shares, may either allocate 16.67 votes to each of the six directors, or may allocate those 100 votes among one, some or all directors in any other manner.  If a stockholder does not allocate his votes, or a stockholder votes “FOR” all directors (in person or by proxy), those shares will be deemed to have been voted evenly for all six director nominees and will be voted by the proxy holders pro rata for all six director nominees.  As stated in Proposal 3 below, at the Annual Meeting, the stockholders will vote to approve an amendment to the Articles of Incorporation to delete this unusual voting provision and to conform the Company’s voting provisions to those used by other companies.  If Proposal 3 is adopted, the foregoing vote allocation provisions will be deleted before the election of the directors and, therefore will not apply.  Therefore, if Proposal 3 is adopted, each share of common stock outstanding on the record date will be entitled to one vote on each of the six director nominees.

Revocability of Proxies

When the enclosed Proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting in accordance with any directions noted thereon, and if no directions are indicated, the shares it represents will be voted in favor of the proposals set forth in the notice attached hereto.  Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke it any time before its exercise.  It may be revoked by filing with the Secretary of the Company’s principal executive office, 7610 Miramar Road, San Diego, California 92126-4202, an instrument of revocation or a duly executed Proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

Solicitation

The Company will bear the entire cost of solicitation of Proxies, including the preparation, assembly, printing, and mailing of this Proxy Statement, the Proxy, and any additional material furnished to stockholders.  Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others to forward to such beneficial owners.  In addition, the Company may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners.  The solicitation of Proxies by mail may be supplemented by telephone, telegram, and/or personal solicitation by directors, officers, or employees of the Company.  No additional compensation will be paid for any such services.  Except as described above, the Company does not intend to solicit Proxies other than by mail.

PROPOSAL 1:
NOMINATION AND ELECTION OF DIRECTORS

Six directors are to be elected at the Annual Meeting.  All six nominees are currently members of the Board of Directors.  In accordance with our Bylaws, our Board of Directors has fixed the number of directors on our Board at six.

The six candidates receiving the highest number of affirmative votes cast at the Annual Meeting shall be elected as directors of the Company.  Each nominee listed below has agreed to serve if elected.  If for any reason any nominee named below is not a candidate when the election occurs, we intend to vote proxies for the election of the other nominees named below and may vote them for any substitute nominee or, in lieu thereof, our Board of Directors may reduce the number of directors in accordance with our Bylaws.  Unless otherwise instructed, the Proxy holders will vote the Proxies received by them in a manner that will result in the election of the six nominees named below.

Nominees

A majority of the Directors are "independent directors" as defined by the listing standards of The Nasdaq Stock Market, and the Board of Directors has determined that such independent directors have no relationship with the Company that would interfere with the exercise of their independent judgment in carrying out the responsibilities of a director. The independent Director nominees are Marvin Fink, William Reynolds, David Sandberg and J. Randall Waterfield.

Set forth below is information regarding the nominees, including information furnished by them as to their principal occupations and their ages.

Name	Age	Director Since
Marvin H. Fink	75	2001
Howard F. Hill	70	1979
William L. Reynolds	76	2005
Darren Clark	44	2011
David Sandberg	38	2011
J. Randall Waterfield	38	2011

Marvin H. Fink served as the Chief Executive Officer, President and Chairman of the Board of Recom Managed Systems, Inc. from October 2002 to March 2005.  Prior thereto, Mr. Fink was President of Teledyne’s Electronics Group.  Mr. Fink was employed at Teledyne for 40 years.  He holds a B.E.E. degree from the City College of New York, a M.S.E.E. degree from the University of Southern California and a J.D. degree from the University of San Fernando Valley.  He is a member of the California Bar.

Howard F. Hill, a founder of the Company in 1979, has credits in Manufacturing Engineering, Quality Engineering and Industrial Management.  He has been the Chief Executive Officer of the Company since July 1993 and also served as the President of the Company until July 5, 2011.  He has held various positions in the electronics industry over the past 40 years.

William Reynolds was the former VP of Finance and Administration for Teledyne Controls from 1994 until his retirement in 1997.  Prior thereto, for more than 23 years he was the Vice-President of Finance and Administration of Teledyne Microelectronics. Mr. Reynolds also was a program finance administrator of Teledyne Systems Company for five years. He has a B.B.A. degree in Accounting from Woodbury University.

Darren Clark was appointed to the Board of Directors on June 15, 2011 following the acquisition by the Company of Cables Unlimited, Inc. on that date.  Mr. Clark has been an executive officer of Cables Unlimited, Inc. since that company was formed in 1992, and the Chief Executive Officer and sole shareholder of Cables Unlimited since 2005.

David Sandberg was appointed to the Board of Directors effective September 6, 2011 pursuant to an agreement entered into on August 29, 2011 by the Company and Red Oak Partners, LLC.  Mr. Sandberg is the managing member, founder, and portfolio manager of Red Oak Fund, L.P., a NY-based hedge fund, since its March 2003 inception and is the portfolio manager of Pinnacle Fund, LLLP, since its September, 2008 inception.  Previously, Mr. Sandberg co-managed JH Whitney & Co.’s Green River Fund from 1998–2002. Mr. Sandberg received a BA in Economics and a BS in Industrial Management from Carnegie Mellon University. He presently serves on the Boards of Asure Software, Inc., SMTC Corporation and EDCI Holdings, Inc.

J. Randall Waterfield was appointed to the Board of Directors effective September 6, 2011 pursuant to an agreement entered into on August 29, 2011 by the Company and Red Oak Partners, LLC.  Mr. Waterfield has been the Chairman of Waterfield Technologies, Inc., a software development firm focused on hosted and on-premise custom applications for the financial services, telecommunications and energy sectors since 2000.  Mr. Waterfield is also the Chairman of Waterfield Group, a diversified financial services holding company since 1999, and an owner and Director of Cappello Waterfield & Co., an investment bank with over $100 Billion in cumulative transaction experience.  Mr. Waterfield is a Chartered Financial Analyst, member of the Board of Directors, Executive Committee and former Chairman of the YPO New York City Chapter, a member of Mensa, and a graduate of Harvard University in 1996.  Mr. Waterfield currently also serves on the Board of Directors of Waterfield Enterprises, LLC, TheRateReport.com, and the Culver Military Summer School. Previously, Mr. Waterfield was at Goldman Sachs & Co., where he worked as an institutional asset manager from May 1996 through March of 1999, responsible for the small capitalization growth portfolios whose assets totaled $1.0 billion. Mr. Waterfield currently also is a director of Asure Software, Inc., a publicly held provider of web-based workforce management solutions.  Additionally, through his efforts at the Waterfield Foundation, Mr. Waterfield supports a variety of charitable organizations with a focus on the environment and midwestern based causes.

In determining whether each nomination was appropriate and that each is qualified to serve on the Board of Directors, the Board considered the following:

Marvin Fink:  Mr. Fink has significant experience in a variety of areas important to overseeing the management and operations of this Company, including experience as an executive officer, an engineer and a lawyer.  Mr. Fink has been the principal executive officer of a public company as wells as the President of Teledyne’s Electronics Group.  He has degrees in engineering and law and was involved in the electronics industry for over 40 years.

Howard Hill:   Mr. Hill is a founder of the Company and has over 40 years experience in the electronics industry.

William Reynolds:  Mr. Reynolds has significant accounting and financial management expertise, having served as VP of Finance and Administration for Teledyne Controls, as the Vice-President of Finance and Administration of Teledyne Microelectronics, and as a program finance administrator of Teledyne Systems Company. He also has a degree in accounting, which enables him to serve as the “audit committee financial expert” of the Audit Committee.

Darren Clark:  Mr. Clark is the founder and has been a principal executive officer of Cables Unlimited, Inc. and, as a result, it familiar with the operations of that key subsidiary of the Company.  In addition, Mr. Clark has expertise in the fiber optic cable industry, an important area of potential growth for the Company.

David Sandberg:  Mr. Sandberg has significant experience in public securities markets, public company management and finance, as well as expertise in mergers and acquisitions.

J. Randall Waterfield:  Mr. Waterfield has significant experience in public securities markets and finance, particularly with respect to small capitalization growth companies such as the Company.

Term of Service

Each director to be elected will hold office until the next Annual Meeting and until his or her successor is elected and has qualified, or until his or her death, resignation, or removal.  However, Mr. Sandberg and Mr. Waterfield were appointed to the Board on September 6, 2011 and were nominated for election at the Annual Meeting as a result of an August 29, 2011 agreement between the Company and Red Oak Partners, LLC.  Pursuant to that agreement, Mr. Waterfield (or Mr. Sandberg) has agreed to tender his resignation from the Board if the number of shares of common stock beneficially owned by Red Oak Partners LLC at any time falls below 5% (but remains above 2.5%) of the then outstanding shares of common stock (other than as a result of additional issuances by the Company).  Furthermore, if the number of shares of common stock beneficially owned by Red Oak Partners LLC at any time falls below 2.5% of the then outstanding shares of common stock (other than as a result of additional issuances by the Company), then both Mr. Sandberg (or his successor) and Mr. Waterfield (or his successor) have agreed to promptly tender their resignations.

Management

Howard F. Hill is the Chief Executive Officer of the Company.  He co-founded the Company in 1979.  Mr. Hill has credits in Manufacturing Engineering, Quality Engineering and Industrial Management.  He has been the principal executive officer of the Company since July 1993.  He has held various positions in the electronics industry over the past 40 years. (see “Nominees,” above)

James Doss, 42 is the President, Chief Financial Officer and Corporate Secretary. He joined the Company as its Director of Accounting in February 2006, and was promoted to Acting Chief Financial Officer and Corporate Secretary in February 2007. Effective January 24, 2008, Mr. Doss was appointed the Chief Financial Officer.  Mr. Doss was appointed as the Company’s President effective July 5, 2011.  Prior to joining the Company, Mr. Doss was a private consultant to a number of Software and High-Tech companies, providing general accounting and corporate finance support.  Previously, he was Director of Finance for San Diego-based HomeRelay Communications, Inc., an Internet Service Provider (ISP). From 1996 to 2000, Doss was Controller for CliniComp, International, a San Diego medical software developer and hardware manufacturer of hospital critical care units. In 1995 Mr. Doss joined Denver-based Merrick & Company as Senior Staff Accountant. Mr. Doss received his B.S. in Finance and Economics from San Diego State University in 1993 and completed graduate and advanced financial management studies, receiving his MBA from San Diego State University in 2005.

Board of Director Meetings

All members of the Board of Directors hold office until the next Annual Meeting of Stockholders or the election and qualification of their successors. Executive officers serve at the discretion of the Board of Directors.

During the fiscal year ended October 31, 2010, the Board of Directors held eight meetings at which each director attended at least 75% of the meetings of the Board of Directors and at least 75% of the meetings of the committees on which he served.

Director Attendance at Annual Meetings

Although the Company does not have a formal policy regarding attendance by Board members at the annual meeting of stockholders, directors are strongly encouraged to attend annual meetings of the Company’s stockholders.  All of the directors attended the 2010 annual meeting of the Company’s stockholders, and all director nominees are expected to attend the 2011 Annual Meeting.

Board Committees

During fiscal 2010, the Board of Directors maintained two committees, the Compensation Committee and the Audit Committee.  In August 2011, the Board created a new Strategic Committee and a new Nominating and Corporate Governance Committee.  In August 2011, the Board adopted a new policy that only independent directors may serve on the Company’s committees.  In connection with this new policy, the Board appointed David Sandberg and J. Randall Waterfield to each of the Company’s four committees.  Each of these committees is described as follows:

The Audit Committee meets periodically with the Company’s management and independent registered public accounting firm to, among other things, review the results of the annual audit and quarterly reviews and discuss the financial statements. The audit committee also hires the independent registered public accounting firm, and receives and considers the accountant’s comments as to controls, adequacy of staff and management performance and procedures. The Audit Committee is also authorized to review related party transactions for potential conflicts of interest.  As of the end of fiscal 2010, the Audit Committee was composed of Mr. Reynolds and Mr. Ehret.  In September 2011, Mr. Ehret has resigned from the Board, and three new members of the Board were been appointed to the Audit Committee.   As a result, as of the date of this Proxy Statement, the members of the Audit Committee now consist of Mr. Reynolds (the Chairman), Mr. Sandberg, Mr. Waterfield, and Mr. Fink.  Each of member of the Audit Committee is, and has been, a non-employee director and is independent as defined under the Nasdaq Stock Market’s listing standards.  Each of the members of the Audit Committee has significant knowledge of financial matters, and Mr. Reynolds currently serves as the “audit committee financial expert” of the Audit Committee.  The Audit Committee met four times during fiscal 2010. The Audit Committee operates under a formal charter that governs its duties and conduct.  The Audit Committee’s Charter is on the Company’s website at www.rfindustries.com.

The Compensation Committee currently consists of Messrs. Waterfield (Chairman), Fink, Sandberg, and Reynolds, each of whom is a non-employee director and is independent as defined under the Nasdaq Stock Market’s listing standards. The Compensation Committee is responsible for making recommendations to the Board regarding the remuneration arrangements for the Company’s principal executive officers, including all employees whose salaries are publicly disclosed in the Company’s reports filed with the Securities and Exchange Commission.  The Committee shall not be involved with setting the compensation of middle management and lower level employees of the Company.  The Compensation Committee held one formal meeting during fiscal 2010, which was attended by all committee members.    The Board has decided that the Compensation Committee will not be terminated prior to the annual meeting of the stockholders to be held in 2013, nor shall its charter be amended unless such termination or amendment is unanimously approved by all directors on the Board.

The Strategic Committee was formed in August 2011 for the purpose of assisting the Board in carrying out its responsibilities relating to potential mergers, acquisitions, divestitures, strategic uses of the Company’s capital, and other key strategic transactions outside the ordinary course of the Company’s business, and making proposals to the Board with respect to the foregoing.  The Strategic Committee currently consists of Messrs. Sandberg (Chairman), Fink, Waterfield, and Reynolds.  The Strategic Committee has not yet held any meetings.  The Board has decided that the Strategic Committee will not be terminated prior to the annual meeting of the stockholders to be held in 2013, nor shall its charter be amended unless such termination or amendment is unanimously approved by all directors on the Board.

In August 2011, the Board of Directors established a Nominating and Corporate Governance Committee.  Membership on this committee is limited to, and consists solely of, directors on the Board who are “non-employee directors” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended.  As a result, the current members of the committee consist of Messrs. Sandberg (Chairman), Fink, Waterfield, and Reynolds.  The Nominating and Corporate Governance Committee develops and recommends corporate governance guidelines to the Board, identifies qualified individuals to become directors, recommends for selection nominees to serve on the Board, and oversees the evaluation of the Board and its committees.

 Nominating Directors

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the Board.  However, the Nominating and Corporate Governance Committee believes that membership should reflect diversity in its broadest sense, but should not be chosen nor excluded based on race, color, gender, national origin or sexual orientation.  In this context, the Nominating and Corporate Governance Committee does consider a candidate’s experience, education, industry knowledge, history with the Company, and differences of viewpoint when evaluating his or her qualifications for election the Board.

The Nominating and Corporate Governance Committee believes that the Board of Directors should consist of individuals who possess the integrity, education, work ethic, experience and ability to work with others necessary to oversee our business effectively and to represent the interests of all of this Company’s stockholders.  The Nominating and Corporate Governance Committee also believes that directors should, if possible, own an equity interest in the Company in order to better align their interests with those of the stockholders.  The standards that the Nominating and Corporate Governance Committee considers in selecting candidates (although candidates need not possess all of the following characteristics, and not all factors are weighted equally) include the director’s or nominee’s:

•	Industry knowledge and contacts in industries served by the Company;

•	independent judgment;

•	ability to qualify as an “independent” director (as defined under applicable SEC rules and regulations and Nasdaq listing standards);

•	ability to broadly represent the interests of all stockholders and other constituencies;

•	maturity and experience in policy making decisions;

•	time commitments, including service on other boards of directors;

•	business skills, background and relevant expertise that are useful to the Company and its future needs;

•	willingness and ability to serve on committees of the board of directors; and

•	other factors determined to be relevant by the Board.

In addition to the foregoing factors, the committee shall consider the number of shares of common stock of the Company owned by a candidate (and the value of such shares).   The committee shall disfavor the re-nomination of any current director who owns shares of common stock of the Company having a market value (based on the closing price of the Common Stock as of the date of the last annual meeting of stockholders) of less than $35,000; provided, however, that the failure of a director to own $35,000 of common stock of the Company shall not be grounds for disqualification, but shall merely be considered by the Committee as a significant factor in evaluating the overall qualifications of any director nominee.  Therefore, directors may continue to be nominated, and may continue to serve on the Board even if they do not own the suggested amount of shares.

Stockholder Recommendations of Director Candidates  The Board of Directors will consider Board nominees recommended by stockholders.  In order for a stockholder to nominate a candidate for director, timely notice of the nomination must be given in writing to the Corporate Secretary of the Company.  To be timely, the notice must be received at the principal executive offices of the Company as set forth under “Stockholder Proposals” below.  Notice of a nomination must include your name, address and number of shares you own; the name, age, business address, residence address and principal occupation of the nominee; and the number of shares beneficially owned by the nominee.  It must also include the information that would be required to be disclosed in the solicitation of proxies for election of directors under the federal securities laws, as well as whether the individual can understand basic financial statements and the candidate’s other board memberships (if any).  You must submit the nominee’s consent to be elected and to serve. The Board of Directors may require any nominee to furnish any other information that may be needed to determine the eligibility and qualifications of the nominee.

Any recommendations in proper form received from stockholders will be evaluated in the same manner that potential nominees recommended by our Board members or management are evaluated.

Stockholder Communication with Board Members  Stockholders who wish to communicate with our Board members may contact us at our principal executive office at 7610 Miramar Road, Suite 6000, San Diego, California 92126-4202.  Written communications specifically marked as a communication for our Board of Directors, or a particular director, except those that are clearly marketing or soliciting materials, will be forwarded unopened to the Chairman of our Board, or to the particular director to whom they are addressed, or presented to the full Board or the particular director at the next regularly scheduled Board meeting.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics (the "Code") that applies to all of the Company's Directors, officers and employees, including its principal executive officer and principal financial officer. Stockholders can obtain a copy of the Code, without charge, by writing to the Company’s Corporate Secretary at RF Industries, Ltd., 7610 Miramar Road, Suite 6000, San Diego, California 92126-4202.  In addition, any waivers of the Code for Directors or executive officers of the Company will be disclosed in a report on Form 8-K.

Executive Compensation

Summary of Cash and Other Compensation. The following table sets forth compensation for services rendered in all capacities to the Company for each person who served as an executive officer during the fiscal year ended October 31, 2010 (the “Named Executive Officers”). No other executive officer of the Company received salary and bonus, which exceeded $100,000 in the aggregate during the fiscal year, ended October 31, 2010.  The principal positions listed below represent positions held by the Named Executive Officers during the fiscal year ended October 31, 2011.  In July 2011, Mr. Hill resigned as President (although he remains the Company’s Chief Executive Officer), and Mr. Doss assumed the position of President of the Company.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Howard F. Hill	2010	211,292	50,000	-	12,269	-	-	35,978	(1)	309,539
President, Chief Executive Officer, Director	2009	205,677	65,100	-	9,433	-	-	23,075		303,285

James S. Doss	2010	111,624	25,000	-	7,765	-	-	10,972	(2)	155,361
Chief Financial Officer	2009	102,402	6,100	-	243,253	-	-	11,021		362,776

(1)           Mr. Hill’s other compensation consisted of $15,481 of accrued vacation not taken in fiscal 2010 and $20,497 for vehicle and apartment rental costs.  Because Mr. Hill does not live in San Diego, the Company has maintained an apartment in San Diego for Mr. Hill and some of the Company’s managers since 1994.  The compensation attributable to the use of a Company vehicle represents the value of his personal use of a Company vehicle.

 (2)           Mr. Doss’ other compensation consisted of $1,369 of accrued vacation not taken in fiscal 2010 and $9,603 for vehicle costs.

 (3)           The amounts in this column represent the option awards recognized by the company as an expense for financial reporting purposes. The fair value of these awards and the amounts expensed were determined in accordance with Financial Accounting Standards Board Statement ASC Topic 718 (Financial Accounting Standards No. 123 (revised 2004) Share based Payment (FAS123R)). The assumptions we use in calculating these amounts are discussed in Note 7, “Stock Option,” to the Financial Statements.

2010 Option Grants

In fiscal 2010, the Company granted stock options to the Named Executive Officers under the Company’s 2010 Stock Incentive Plan as follows:

2010 Grants of Plan-Based Awards

Name	Grant Date	All Other Option Awards (# of Shares)	Exercise Price of Option Awards ($/Share)(1)	Grant Date Fair Value of Option Awards ($)(2)
Howard F. Hill
President and Chief Executive Officer	01/21/10	4,000	2.25	3,261
	10/31/10	8,000	3.40	9,008
James Doss
Chief Financial Officer	01/21/10	4,000	2.25	3,261
	10/31/10	4,000	3.40	4,504

(1)           The exercise price of options awarded during fiscal 2010 was the closing sale price of a share of the Company’s common stock on the Nasdaq Global Market on the date of grant.

(2)           The grant date fair value of each equity award is computed in accordance with ASC Topic 718.

Holdings of Previously Awarded Equity

Equity awards held as of October 31, 2010 by each of the Named Executive Officers were issued under the 2000 Stock Option Plan and 2010 Stock Incentive Plan, except for options to purchase 430,408 shares that were granted to Mr. Hill in 1994 under his employment agreement. The following table sets forth outstanding equity awards held by our Named Executive Officers as of October 31, 2010:

Outstanding Equity Awards As Of October 31, 2010

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date

Howard Hill	430,408				0.05	None
Howard Hill	12,000				3.75	10/31/16
Howard Hill	4,000				3.78	10/31/17
Howard Hill	8,000				3.78	10/31/17
Howard Hill	2,668		2,666	(1)	2.25	10/31/13
Howard Hill	2,666		5,334	(2)	2.03	10/31/14
Howard Hill	4,000				2.25	01/21/15
Howard Hill			8,000	(3)	3.40	10/31/15
James Doss	32,832				3.78	10/31/17
James Doss	33,000				3.78	10/31/17
James Doss	1,332		1,334	(4)	2.25	10/31/13
James Doss	1,334		2,666	(5)	2.03	10/31/14
James Doss	20,000		160,000	(6)	2.03	10/31/19
James Doss			4,000	(7)	3.40	10/31/15

(1)	Vests annually in three installments following grant on October 31, 2008.
(2)	Vests annually in three installments following grant on October 31, 2009.
(3)	Vests annually in three installments following grant on October 31, 2010.
(4)	Vests annually in three installments following grant on October 31, 2008.
(5)	Vests annually in three installments following grant on October 31, 2009.
(6)	Vests as to 20,000 shares annually following grant on October 31, 2009.
(7)	Vests annually in three installments following grant on October 31, 2010.

During the fiscal year ended October 31, 2010, the Company did not adjust or amend the exercise price of stock options awarded to the Named Executive Officers.

Employment Agreement

Mr. Hill previously served as President and Chief Executive Officer of the Company, pursuant to an employment agreement that expired on June 20, 2011.  Effective July 5, 2011, Mr. Hill resigned as President of the Company (but remained the Chief Executive Officer) and James Doss, the Company’s current Chief Financial Officer and Corporate Secretary, was appointed as the Company’s President.  On August 22, 2011 the Company entered into employment agreements with each of Mr. Hill and Mr. Doss to evidence their new employment arrangements.

Howard Hill.  On August 22, 2011, the Company entered into a new employment agreement with Howard F. Hill, pursuant to which Mr. Hill will continue to serve as the Company’s Chief Executive Officer through July 31, 2013 (the “Term”), subject to earlier termination as provided in the employment agreement.  Under the employment agreement, Mr. Hill is entitled to receive an annual salary of $240,000.  Mr. Hill also is entitled to participate in any pension, retirement, disability, insurance, medical service, or other employee benefit plan that is generally available to all employees of the Company, to the life insurance policy and disability insurance policy that the Company currently maintains for Mr. Hill, and to six weeks of paid vacation per year.  Additionally, Mr. Hill is entitled to certain compensation from the Company in connection with the termination of his employment under the following circumstances: (i) if the Company terminates Mr. Hill’s employment without “cause” (as defined in the employment agreement), the Company has agreed to pay Mr. Hill upon termination an amount equal to the greater of (x) the salary that would have been paid to Mr. Hill during the balance of the Term, or (y) 12 month’s salary (in each case, based on Mr. Hill’s monthly salary at the time of such termination); (ii) if Mr. Hill terminates his employment for Good Reason (as defined in the employment agreement), Mr. Hill is entitled to severance compensation in the form of continuation of base salary and existing medical and dental insurance for 24 months following termination of employment; and (iii) within 120 days after a Change of Control (as defined in the employment agreement), Mr. Hill will have the right to terminate his employment, and to receive a cash payment in an amount equal to the greater of (x) the salary that would have been paid to Mr. Hill during the balance of the Term, or (y) 12 month’s salary (in each case, based on Mr. Hill’s monthly salary at the time of such termination).

James Doss.  On August 22, 2011, the Company also entered into an employment agreement with James Doss, pursuant to which Mr. Doss will serve as the Company’s President and as Chief Financial Officer through July 31, 2012.  Under the employment agreement, Mr. Doss is entitled to receive an annual salary of $168,000.  Mr. Doss also is entitled to participate in any pension, retirement, disability, insurance, medical service, or other employee benefit plan that is generally available to all employees of the Company, to the life insurance policy and disability insurance policy that the Company currently maintains for Mr. Doss, and to three weeks of paid vacation per year.  Additionally, Mr. Doss is entitled to certain compensation from the Company in connection with the termination of his employment under the following circumstances: (i) if the Company terminates Mr. Doss’ employment without “cause” (as defined in the employment agreement), the Company has agreed to pay Mr. Doss upon termination an amount equal to the salary that would have been paid to Mr. Doss during the balance of the Term, and his unvested stock options will fully vest;  and (ii) if a Change of Control (as defined in the employment agreement) occurs and Mr. Doss’ employment under the employment agreement is thereafter terminated, he is entitled to receive a cash payment in an amount equal to 12 month’s salary (based on Mr. Doss’ monthly salary at the time of such termination), and his unvested stock options will fully vest.

Compensation of Directors

To date, the Company has compensated its directors with an annual grant of options to purchase 4,000 shares of common stock. During the fiscal year ended October 31, 2010, options to purchase 4,000 shares of common stock were granted to each of the directors.  The Chairman of the Board, Mr. Fink, was granted an option to purchase an additional 4,000 shares as compensation for his service as the Chairman.  All of these options vested immediately upon grant and had an exercise price of $2.25 per share, which was the closing stock price on the date of grant.  The directors are also eligible for reimbursement of expenses incurred in connection with attendance at Board meetings and Board committee meetings.

DIRECTOR COMPENSATION FOR FISCAL YEAR 2010

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards(1)(2)(3)	All Other Compensation	Total

John R. Ehret (4)	$5,000	$0	$3,261	$0	$8,261
Marvin H. Fink	$10,000	$0	$6,522	$0	$16,522
Howard F. Hill	$0	$0	$3,261	$0	$3,261
William L. Reynolds	$5,000	$0	$3,261	$0	$8,261
Robert Jacobs(4)	$5,000	$0	$3,261	$0	$8,261

(1)
This column represents the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures related to service-based vesting conditions. These amounts do not correspond to the actual value that will be recognized by the named directors from these awards.

(2)
On January 21, 2010 we granted a five-year non-qualified option to purchase 4,000 shares of the Company’s common stock at an exercise price of $2.25 per share to each of our directors, with the exception of Marvin Fink, for their services as directors for the one-year period commencing January 21, 2010.

(3)
On January 21, 2010 we granted a five-year non-qualified option to purchase 4,000 shares of the Company’s common stock at an exercise price of $2.25 per share to Marvin Fink, for his services as Chairman of the Board for the one-year period commencing January 21, 2010.

(4)	Mr. Ehret and Mr. Jacobs have resigned and are no longer members of the Board of Directors.

In addition to the foregoing grant of options, all non-employee members of the Board of Directors receive an annual cash payment of $5,000 per director, and the non-employee Chairman of the Board receives an annual payment of $10,000.  Mr. Sandberg and Mr. Waterfield joined the Board on September 6, 2011.  In connection with his appointment to the Board, Mr. Sandberg voluntarily agreed to forgo director’s fees as follows: (i) with respect to serving on the Board of Directors generally, Mr. Sandberg agreed to forgo any fees (other than travel and other reasonable reimbursement) for the first year of service, and (ii) with respect to acting as Chairman of the Strategic Committee, he agreed to indefinitely forgo any additional compensation he may be entitled to as a result of such chairmanship (other than travel and other reasonable reimbursement).  The Company and Mr. Waterfield agreed to the following compensation arrangements:  (i)  Mr. Watefield shall receive an annual fee of $15,000 for serving as a director on the Board, (ii) an annual fee of $3,000 for each committee of the Board on which he serves as the Chairman, and (iii) a fee of $500 for each Board meeting Mr. Waterfield attends in person, and a fee of $250 for each telephonic meeting that Mr. Waterfield attends.  However, Mr. Waterfield’s total annual cash compensation shall not exceed $25,000.  The Board may, but shall not be obligated to grant Mr. Waterfield  options to purchase shares of Common Stock as part of Mr. Waterfield’s Board compensation.

Certain Transactions

On April 1, 1997, the Company loaned to Howard Hill, its Chief Executive Officer, $70,000. The loan bears interest at 6% per annum, payable annually.  However, the principal of the loan has no specific due date. The principal balance still outstanding on the loan is $66,980. The loan is collateralized by personal property owned by Mr. Hill.

Mr. Jacobs, a director of the Company until his resignation on September 6, 2011, is an employee of the Company’s public relations firm. For the fiscal years ended October 31, 2010 and 2009, the Company paid the firm $52,783 and $52,668, respectively, for services rendered by that firm.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of our common stock as of September 6, 2011 (a) by each person known by the Company to own beneficially 5% or more of any class of the Company’s common stock, (b) by each of the executive officers named in the Summary Compensation Table and all of the directors and (c) by all executive officers and directors of the Company as a group.  As of September 6, 2011, there were 7,136,056 shares of common stock issued and outstanding.  Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all the shares beneficially owned by them, subject to any applicable community property laws.

Name and Address of Beneficial Owner	Number of Shares (1) Beneficially Owned		Percentage Beneficially Owned

Howard H. Hill 7610 Miramar Road, Ste. 6000 San Diego, CA 92126-4202	449,463	(2)	6.0%
James Doss 7610 Miramar Road, Ste. 6000 San Diego, CA 92126-4202	78,308	(3)	1.1%
Darren Clark 3 Old Dock Road, Yaphank, New York, 11980	762,738		10.7%
David Sandberg c/o Red Oak Partners, LLC 654 Broadway, Suite, 5 New York, NY 10012	624,510	(4)	8.8%
Marvin H. Fink 7610 Miramar Road, Ste. 6000 San Diego, CA 92126-4202	52,000	(5)	0.7%
William Reynolds 7610 Miramar Rd., Ste. 6000 San Diego, CA 92126-4202	60,705	(6)	0.9%
J. Randall Waterfield The Waterfield Group 140 Broadway, 46th Floor New York, NY 10005	41,534		—
All Directors and Officers as a Group (7 Persons)	2,069,233	(7)	26.9%
Hytek International, Ltd P.O. Box 10927 APO George Town Cayman Islands	901,860		12.6%
Red Oak Partners, LLC 654 Broadway, Suite, 5 New York, NY 10012	624,510	(8)	8.8%

(1)           Shares of Common Stock, which were not outstanding but which could be acquired upon exercise of an option within 60 days from the date of this filing, are considered outstanding for the purpose of computing the percentage of outstanding shares beneficially owned. However, such shares are not considered to be outstanding for any other purpose.

(2)           Includes 407,742 shares that Mr. Hill has the right to acquire upon exercise of options exercisable within 60 days.

(3)           Includes 75,808 shares that Mr. Doss has the right to acquire upon exercise of options exercisable within 60 days.

(4)           Represents shares owned by Red Oak Partners, LLC, a New York limited liability company, The Red Oak Fund, LP, a Delaware limited partnership, and Pinnacle Fund LLLP, a Colorado limited liability limited partnership.  Red Oak Partners, LLC is the general partner of The Red Oak Fund, LP and a managing member of Pinnacle Fund LLLP.  David Sandberg, the controlling member of Red Oak Partners, LLC.

(5)           Includes 20,000 shares that Mr. Fink has the right to acquire upon exercise of options exercisable within 60 days.

 (6)           Consists of 44,000 shares, which Mr. Reynolds has the right to acquire upon exercise of options exercisable within 60 days.

(7)           Includes 547,550 shares, which the directors and officers have the right to acquire upon exercise of options exercisable within 60 days.

(8)           Information is based on a report on Schedule 13G (Amendment No. 2) filed on July 7, 2011.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of October 31, 2010 with respect to the shares of Company common stock that may be issued under the Company’s existing equity compensation plans.

	A	B	C
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Stockholders (1)	1,540,544	$2.73	847,092

Equity Compensation Plans Not Approved by Stockholders (2)	914,408	$0.78	0

Total	2,454,952	$2.00	847,092

(1)
Consists of options granted under the R.F. Industries, Ltd. (i) 2010 Stock Incentive Plan (ii) 2000 Stock Option Plan, (iii) the 1990 Incentive Stock Option Plan, and (iv) the 1990 Non-qualified Stock Option Plan. The 2000 Stock Option Plan and the 1990 Incentive Stock Option Plan and 1990 Non-qualified Stock Option Plan have expired, and no additional options can be granted under these plans. Accordingly, all 847,092 shares remaining available for issuance represent shares under the 2010 Stock Option Plan.

(2)	Consists of options granted to six officers and/or key employees of the Company under employment agreements entered into by the Company with each of these officers and employees.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”).  Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of reporting forms received by the Company, the Company believes that the following Forms 4 were filed later than is required under Section 16(a) of the Securities Exchange Act of 1934:

•	All of the directors and both executive officers filed the required Form 4 four days late with respect to the options granted to them on January 21, 2010;
•	Mr. Doss filed a Form 4 late with respect to options that were granted to him on October 31, 2009.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF THE FOREGOING DIRECTORS.

PROPOSAL 2:
APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
 TO DECREASE AUTHORIZED SHARES

Purpose and Background of the Amendment

The purpose of this proposal is to correct an error in the Company’s authorized number of common stock.  In 1987, the Company had 100,000,000 shares of $.001 par value common stock authorized, and 29,999,998 shares of common stock outstanding.  On April 17, 1987, the Company filed a Certificate of Secretary with the Nevada Secretary of State's office pursuant to which the Company effected a 1-for-10 reverse stock split (that reduced the number of outstanding shares to 3,000,000). The Certificate of Secretary did not, however, specifically address, or reduce the number of authorized shares of common stock.

Based on its belief that the April 17, 1987 filing with the Nevada Secretary of State also reduced the number of authorized shares, the Company has since 1987 reported in its financial statements that the number of authorized shares of common stock consisted of 10,000,000 shares of $.01 par value common stock.  On February 11, 2011, the Company announced that the Board of Directors had declared a 2-for-1 split on the Company’s Common Stock, which would also double the number of authorized shares of common stock from 10,000,000 shares to 20,000,000 shares.  However, on February 23, 2011, the Nevada Secretary of State's office notified the Company that based on the April 17, 1987 filing, the authorized number of common shares of the Company actually consisted of 100,000,000 shares and, therefore, as a result of the 2-for-1 stock split, the authorized number of common shares of the Company currently consists of 200,000,000 shares of $.01 par value common stock.

The Company desires to decrease the number of authorized shares of common stock to the level the Company believed was in effect since 1987.  Accordingly, on August 29, 2011, our Board of Directors adopted, subject to stockholder approval, an amendment to the Company’s Articles of Incorporation to decrease the authorized number of shares of common stock from 200,000,000 shares to 20,000,000 shares.

The holders of common stock are entitled to one vote per share on all matters to be voted upon by the stockholders.  Subject to preferences that may be applicable to any outstanding preferred stock, the holders of common stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available for that purpose.  In the event of the Company’s liquidation, dissolution or winding up, the holders of common stock are entitled to share ratably in all assets remaining after payment of liabilities, subject to prior distribution rights of preferred stock, if any, then outstanding.  The holders of common stock have no preemptive or conversion rights or other subscription rights.  There are no redemption or sinking fund provisions applicable to our common stock.  The amendment to the Articles of Incorporation to reduce the number of authorized shares will not (i) affect any of the foregoing rights of the holders of the Company’s common stock, (ii) reduce the number of shares owned by any stockholder, or (iii) reduce the number of shares of common stock available in the public market.

The affirmative vote of a majority of our outstanding shares of common stock will be required to approve the amendment to the Articles of Incorporation.  If the amendment to the Articles of Incorporation to decrease the authorized shares of common stock is approved by the stockholders, the amendment will be filed and become effective immediately following the Annual Meeting.

The complete text of the amendment to the Articles of Incorporation is set forth as Appendix A to this proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO REDUCE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL 3:
APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
 TO DELETE VOTE ALLOCATION PROVISION

Purpose and Background of the Amendment

The purpose of this proposal is to delete Article XI of the Articles of Incorporation, a provision regarding the voting of the Company’s common stock, and a provision that the Company believed was no longer in effect.

The Company was formed in 1979 under the name Trilectric, Inc.  The Company’s initial Articles of Incorporation contained numerous provisions and articles, including Article XI, which reads in its entirety as follows:

“XI.

At all elections of Directors of this corporation each holder of stock shall be entitled to as many votes as shall equal the number of shares of common stock held and he may cast all such votes for a single Director or may distribute them among the number to be voted for, or any two or more of them, as he wishes.”

Article XI provides for a voting arrangement that is not addressed (it is neither authorized nor prohibited) by the Nevada Revised Statutes (“NRS”) that govern Nevada corporations.  Under Nevada law, a corporation’s stockholders are entitled to either (i) cast one vote for each share owned for each director to be elected, or (ii)  vote in accordance with the cumulative voting provisions of NRS 78.360.  The Nevada cumulative voting regulation, NRS 78.360, states that “each holder of stock possessing voting power is entitled to as many votes as equal the number of his shares of stock multiplied by the number of directors to be elected, and that he may cast all of his votes for a single director or may distribute them among the number to be voted for or any two or more of them, as he may see fit.”  Article XI does not permit a Company stockholder to cast one vote per share owned for each director, or to multiply the number of shares that the stockholder owns, as required by NRS 78.360.

The Company became a public company as a result of an initial public offering effected in March 1984.  Believing that Article XI was no longer in effect, no shareholder since that date has voted any shares in accordance with Article XI, and the Company since that date has elected all of its directors in accordance with the Nevada law that permits each stockholder to cast one vote for each share owned for each director to be elected.  The Company also has not permitted cumulative voting.

Proposal to Delete Article XI

The Board of Directors recently discovered that Article XI was still included in the Company’s Articles of Incorporation.  The Board has determined that it is in the best interests of the Company and its stockholders for the Company to conform its voting provisions with those specifically addressed by Nevada corporate law.  The Board believes that the unusual voting provisions of Article XI are cumbersome and confusing and are inconsistent with the Company’s practices for the last three decades.  Accordingly, the Board has approved an amendment to the Articles of Incorporation that would delete Article XI, subject to stockholder approval, and has recommended that the stockholders vote to amend the Articles of Incorporation to delete Article XI.

Deleting Article XI would conform the Company’s voting rights for the election of directors with the provisions addressed by Nevada corporate law.  Article XI requires each stockholder to allocate that stockholder’s shares among the director candidates, which may make it more difficult for stockholders to vote their shares and more difficult to tabulate votes. For example, in an election for six directors, a stockholder who owns 100 shares would either have to allocate those 100 shares among some or all of the nominees, or be deemed to have voted 16.67 fractional shares for each nominee.  Since the voting provisions of Article XI are neither the normal voting provisions nor the typical form of cumulative voting, the elimination of the voting allocation provisions of Article XI will therefore simplify the voting process for stockholders and eliminate vote counting difficulties of the Company’s transfer agent and the third party proxy tabulators.

 Deleting Article XI will, however, change the voting rights of stockholders.  The Company does not permit cumulative voting, and will not do so if the deletion of Article XI is approved.  Although Article XI does not permit a stockholder to cumulate his votes by multiplying the number of shares he owns by the number of directors to be elected, as with cumulative voting, Article XI does permit a stockholder to allocate more shares to one director nominee than to another.  Accordingly, for example, a stockholder who owns 100 shares could allocate all 100 shares to one director nominee and not cast any votes for the other nominees, thereby increasing the likelihood that that one director will be elected.

At the Annual Meeting, the stockholders will vote on Proposal 3 to amend the Articles of Incorporation before voting on the election of directors.  If Proposal 3 is approved, the Articles of Incorporation will be amended before the election of directors occurs.  As a result, if Proposal 3 is approved, stockholders will not be able to allocate their votes in accordance with Article XI at the Annual Meeting.

The affirmative vote of a majority of our outstanding shares of common stock will be required to approve the amendment to the Articles of Incorporation to delete Article XI.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO DELETE ARTICLE XI AND THE VOTING RIGHTS PROVIDED THEREIN.

PROPOSAL 4:
SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected J.H. Cohn LLP to continue as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2011.

Stockholder ratification of the selection of J.H. Cohn LLP as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. However, the Board is submitting the selection of J.H. Cohn LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will request the Audit Committee to reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee of the Board determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares represented and voting at the meeting will be required to ratify the selection of J.H. Cohn LLP.

Audit Fees

The following is a summary of the fees billed to the Company by J.H. Cohn LLP for professional services for rendered for the fiscal years ended October 31, 2010 and 2009:

Fee Category	Fiscal 2010 Fees	Fiscal 2009 Fees
Audit Fees	$148,000	$146,000
Audit-Related Fees	$0	$0
Total Fees	$148,000	$146,000

Audit Fees.  Consists of fees billed for professional services rendered for the audit of the Company’s financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by J.H. Cohn LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees.  Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit and review of the Company’s financial statements and are not reported under “Audit Fees.”  These services include professional services requested by the Company in connection with its preparation for compliance with Section 404 of the Sarbanes-Oxley Act of 2002, accounting consultations in connection with acquisitions, and consultations concerning financial accounting and reporting standards.

The Audit Committee has determined that the provision of services, in addition to audit services, rendered by J.H. Cohn LLP and the fees billed therefore in fiscal 2010 and 2009 were compatible with maintaining J.H. Cohn LLP’s independence.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF JH COHN LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act or the Securities Exchange Act that might incorporate by reference previous or future filings, including this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any of such filings.

The responsibilities of the Audit Committee include providing oversight to the financial reporting process of the Company through periodic meetings with the Company’s independent registered public accounting firm and management to review accounting, auditing, internal controls, and financial reporting matters. The Company’s management is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls.  The Audit Committee, in carrying out its role, relies on senior management, including senior financial management, and its independent registered public accounting firm.

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended October 31, 2010.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with the management. The Audit Committee has discussed with J.H. Cohn LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees) which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements.  The Audit Committee has also received written disclosures and the letter from J.H. Cohn LLP required by Independence Standards Board Standard No. 1, which relates to the auditor’s independence from the Company and its related entities, and has discussed with J. H. Cohn LLP their independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2010.

The Audit Committee has retained J.H. Cohn LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2011.

It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States. That is the responsibility of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board of Directors, the Audit Committee has relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and (ii) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

AUDIT COMMITTEE

John Ehret
William Reynolds

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to submit proposals at the 2012 Annual Meeting must submit such proposals to the Company no later than May 20, 2012 in order for them to be included in the Proxy Statement and the form of Proxy to be distributed by the Board of Directors in connection with that meeting. Stockholders proposals should be submitted to Corporate Secretary, RF Industries, Ltd., 7610 Miramar Road, San Diego, CA 92126-4202.

FORM 10-K

The Company will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the Annual Report of the Company on Form 10-K for the fiscal year ended October 31, 2010, as filed with the Securities and Exchange Commission, including financial statements and schedules thereto.  Such report was filed with the Securities and Exchange Commission on January 12, 2010.  Requests for copies of such report should be directed to the Chief Financial Officer, RF Industries, Ltd., 7610 Miramar Road, San Diego, CA 92126-4202.   The Form 10-K may also be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov.

ANNUAL REPORT

The Company’s 2011 Annual Report, which includes audited financial statements for the Company’s fiscal year ended October 31, 2010, is being mailed with along with this Proxy Statement.  For your additional convenience, the Company is posting a copy of this Proxy Statement, the proxy card, and the Annual Report for the fiscal year ended October 31, 2010 on the Company’s website at www.rfindustries.com, under “Investor Information”, and at http://www.vfnotice.com/rfindustries/.

OTHER MATTERS

The Board of Directors knows of no other matters which will be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting of any adjournment thereof, it is intended that the persons named in the enclosed form of Proxy will vote on such matters in accordance with their best judgment.

James Doss
President and Corporate Secretary

San Diego, California
September 22, 2011

PROXY

RF INDUSTRIES, LTD.
a Nevada Corporation
ANNUAL MEETING OF STOCKHOLDERS
November 4, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Howard F. Hill and Marvin Fink, or either of them, as proxies, each with the power to appoint his substitutes, and hereby authorizes them to represent and vote, as designated below, all of the shares of Common Stock of RF Industries, Ltd., held of record by the undersigned on September 16, 2011 at the Annual Meeting of Stockholders to be held at the offices of TroyGould PC, 1801 Century Park East, 16th Floor, Los Angeles, California on Friday, November 4, 2011, at 9:00 a.m., or any adjournments or postponement thereof with all powers which the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE (1) “FOR” THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, (2) “FOR” THE PROPOSAL TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION TO DECREASE THE NUMBER OF THE COMPANY’S AUTHORIZED SHARES OF COMMON STOCK FROM 200,000,000 SHARES TO 20,000,000 SHARES, (3) “FOR” THE PROPOSAL TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION TO DELETE THE PROVISION REQUIRING STOCKHOLDERS TO ALLOCATE THEIR VOTES AMONG DIRECTOR NOMINEES, AND (4) “FOR” RATIFICATION OF THE APPOINTMENT OF J.H. COHN LLP.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS MADE, IT WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4.  IF VOTES ARE ALLOCATED TO INDIVIDUAL DIRECTORS AND PROPOSAL 3 IS ADOPTED, THE VOTING POWER GRANTED TO THE PROXIES INCLUDES THE POWER TO VOTE THE ALLOCATED SHARES IN THE ELECTION OF DIRECTORS PRO RATA FOR THE SPECIFIED DIRECTORS IN A MANNER DEEMED NECESSARY OR APPROPRIATE BY THE PROXIES.

(Continued and to be marked, dated and signed on the other side.
Return the Proxy promptly using the enclosed envelope.)

PROXY
THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Please mark your votes like this X

1. ELECTION OF DIRECTORS:
(To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below.  In the event that you vote for all nominees, your votes will be equally voted for each nominee.)
NOMINEES:  Marvin Fink, Howard F. Hill, William L. Reynolds, Darren Clark, David Sandberg and J. Randall Waterfield

FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	ALLOCATE VOTES ☐

If you desire to allocate your votes among the nominees, indicate

Director Nominee Name	Number of Votes

Marvin H. Fink	_________	Votes FOR
Howard F. Hill	_________	Votes FOR
William L. Reynolds	_________	Votes FOR
Darren Clark	_________	Votes FOR
David Sandberg	_________	Votes FOR
J. Randall Waterfield	_________	Votes FOR

2.  TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION TO DECREASE THE NUMBER OF THE COMPANY’S AUTHORIZED SHARES OF COMMON STOCK FROM 200,000,000 SHARES TO 20,000,000 SHARES.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.  TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION TO DELETE THE PROVISION REQUIRING STOCKHOLDERS TO ALLOCATE THEIR VOTES AMONG DIRECTOR NOMINEES.

FOR ☐	AGAINST ☐	ABSTAIN ☐

4.  PROPOSAL TO RATIFY APPOINTMENT OF J.H. COHN LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2011.

FOR ☐	AGAINST ☐	ABSTAIN ☐

5.   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting

The undersigned hereby ratifies and confirms all that the attorneys and proxies, or either of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the meeting.  The undersigned acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement accompanying such notice.

Signature	Signature if Held Jointly	Date	2011

NOTE:  Please sign exactly as name appears hereon.  When shares are held by joint owners, both should sign.  When signing as attorney, trustee or guardian, please give title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.